SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 27, 2001


                          DEL GLOBAL TECHNOLOGIES CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     0-3319
                            ------------------------
                            (Commission File Number)


                                   13-1784308
                      ------------------------------------
                      (IRS Employer Identification Number)


                                    New York
                            ------------------------
                            (State of Incorporation)


                    1 Commerce Park, Valhalla, New York 10595
                    -----------------------------------------
                    (Address of principal executive offices)


                                  914-686-3600
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)




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Item 5.           Other Events and Regulation FD Disclosure.


The Registrant, a New York corporation ("Del"), issued a press release dated July 26, 2001 announcing the settlement of a class action litigation against Del. Del issued an additional press release dated July 26, 2001 announcing the appointment of Samuel E. Park to the position of President and Chief Executive Officer and the appointment of Mr. Park to Del's Board of Directors. The press releases and Mr. Park's employment agreement are attached hereto as exhibits and are incorporated herein by reference.



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SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DEL GLOBAL TECHNOLOGIES CORP.


                                      By: /s/Samuel E. Park
                                          ------------------------------------
Dated:  July 31, 2001                     Samuel E. Park,
                                          President and Chief Executive Officer



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